Exhibit No. 23.2

CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this Registration Statement on Form SB-2 of our report dated October 4, 2001 on our audit of the consolidated financial statements of SYS and Subsidiary. We also consent to the reference to our Firm under the caption "Experts".

                                                                                                            /s/ J.H. Cohn LLP
                                                                                                            J.H. COHN LLP

San Diego, California
May 22, 2002